Execution Version




===============================================================================










                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT


                                       OF


                             QUEST MIDSTREAM GP, LLC

                      A Delaware Limited Liability Company







                                   Dated as of

                                December 22, 2006


===============================================================================

                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS............................................6

Section 1.01    Definitions.......................................6
Section 1.02    Construction.....................................17

ARTICLE II. ORGANIZATION.........................................18

Section 2.01    Formation........................................18
Section 2.02    Name.............................................18
Section 2.03    Registered Office; Registered Agent;
                Principal Office.................................18
Section 2.04    Purposes.........................................18
Section 2.05    Foreign Qualification............................19
Section 2.06    Term.............................................20
Section 2.07    No State Law Partnership.........................20

ARTICLE III. MEMBERSHIP INTERESTS; UNITS.........................20

Section 3.01    Membership Interests; Additional Members.........20
Section 3.02    Liability........................................20
Section 3.03    Withdrawal.......................................21

ARTICLE IV. TRANSFER OF UNITS....................................21

Section 4.01    General..........................................21
Section 4.02    Requirements Applicable to All Transfers and
                Admissions.......................................21
Section 4.03    Assignees........................................22
Section 4.04    Prohibition Against Hypothecation................22
Section 4.05    Option to Repurchase Units Assigned by
                Operation of Law.................................22
Section 4.06    General Provisions Relating to Transfer of
                Units............................................23

ARTICLE V. RIGHTS UPON A DISPOSITION.............................24

Section 5.01    Right of First Refusal...........................24
Section 5.02    Notice of Certain Sales..........................25
Section 5.03    Co-Sale Obligations and Rights...................25
Section 5.04    Delivery of Documents to Effectuate Transfer.....26
Section 5.05    Consummation of Transfer.........................26
Section 5.06    Specific Performance.............................26
Section 5.07    Termination of Rights Conferred in this
                Article V........................................26

ARTICLE VI. ISSUANCE OF UNITS; CERTIFICATES......................27

Section 6.01    Issuance of Units................................27
Section 6.02    Issuance of Additional Units.....................27
Section 6.03    Grant of Preemptive Rights.......................27
Section 6.04    Certificates.....................................28
Section 6.05    Transfers........................................29
Section 6.06    Record Holders...................................29

ARTICLE VII. CAPITAL CONTRIBUTIONS...............................29

Section 7.01    Initial Capital Contributions....................29
Section 7.02    Additional Contributions.........................30
Section 7.03    Loans............................................30
Section 7.04    Return of Contributions..........................30
Section 7.05    Capital Accounts.................................30
Section 7.06    Effect of Transfer of Membership Interest........30
Section 7.07    Certain Tax Incidents............................31

ARTICLE VIII. DISTRIBUTIONS AND ALLOCATIONS......................31

Section 8.01    Distributions....................................31
Section 8.02    Distributions on Dissolution and Winding Up......31
Section 8.03    Allocations......................................31
Section 8.04    Varying Interests................................34
Section 8.05    Withheld Taxes...................................34
Section 8.06    Limitations on Distributions.....................34

ARTICLE IX. MANAGEMENT...........................................34

Section 9.01    Management by Board of Directors and Executive
                Officers.........................................34
Section 9.02    Number; Qualification; Tenure....................35
Section 9.03    Regular Meetings.................................35
Section 9.04    Special Meetings.................................35
Section 9.05    Notice...........................................35
Section 9.06    Action by Consent of Board.......................36
Section 9.07    Conference Telephone Meetings....................36
Section 9.08    Quorum...........................................36
Section 9.09    Vacancies; Increases in the Number of Directors..36
Section 9.10    Committees.......................................37
Section 9.11    Removal..........................................37

ARTICLE X. OFFICERS..............................................38

Section 10.01   Elected Officers.................................38
Section 10.02   Election and Term of Office......................38
Section 10.03   Chairman of the Board; Chief Executive Officer...38
Section 10.04   President; Chief Operating Officer...............39
Section 10.05   Vice Presidents..................................39
Section 10.06   Treasurer........................................39
Section 10.07   Secretary........................................39
Section 10.08   Removal..........................................40
Section 10.09   Vacancies........................................40

ARTICLE XI. MEMBER MEETINGS......................................40

Section 11.01   Meetings.........................................40
Section 11.02   Notice of a Meeting..............................41
Section 11.03   Quorum; Voting Requirement.......................41
Section 11.04   Action by Consent of Members.....................41

ARTICLE XII. INDEMNIFICATION OF DIRECTORS, OFFICERS,
             EMPLOYEES AND AGENTS................................41

Section 12.01   Indemnification..................................41
Section 12.02   Liability of Indemnitees.........................43
Section 12.03   Standards of Conduct and Fiduciary Duties........43

ARTICLE XIII. TAXES..............................................44

Section 13.01   Tax Returns......................................44
Section 13.02   Tax Elections....................................44
Section 13.03   Tax Matters Officer..............................45

ARTICLE XIV. BOOKS, RECORDS, REPORTS, AND BANK ACCOUNTS..........46

Section 14.01   Maintenance of Books.............................46
Section 14.02   Reports..........................................46
Section 14.03   Bank Accounts....................................46

ARTICLE XV. DISSOLUTION, WINDING-UP, TERMINATION AND CONVERSION..47

Section 15.01   Dissolution......................................47
Section 15.02   Winding-Up and Termination.......................47
Section 15.03   Deficit Capital Accounts.........................49
Section 15.04   Certificate of Cancellation......................49

ARTICLE XVI. GENERAL PROVISIONS..................................49

Section 16.01   Offset...........................................49
Section 16.02   Notices..........................................49
Section 16.03   Entire Agreement; Superseding Effect.............50
Section 16.04   Effect of Waiver or Consent......................50
Section 16.05   Amendment or Restatement.........................51
Section 16.06   Binding Effect...................................51
Section 16.07   Governing Law; Severability......................51
Section 16.08   Further Assurances...............................51
Section 16.09   Waiver of Certain Rights.........................52
Section 16.10   Counterparts.....................................52
Section 16.11   Jurisdiction.....................................52

                              AMENDED AND RESTATED


                       LIMITED LIABILITY COMPANY AGREEMENT


                                       OF

                             QUEST MIDSTREAM GP, LLC

                      A Delaware Limited Liability Company


     This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of Quest Midstream GP, LLC (the "Company"), dated as of December 22, 2006 (the "Effective Date"), is adopted, executed and agreed to, for good and valuable consideration, by Quest Resource Corporation, a Nevada corporation ("QRC"), Alerian Opportunity Partners IV, LP, a Delaware limited liability company ("AOP"), Swank MLP Convergence Fund, LP, a Texas limited partnership ("Swank MLP Fund"), Swank Investment Partners, LP, a Texas limited partnership ("SIP"), The Cushing MLP Opportunity Fund I, LP, a Delaware limited partnership ("Cushing MLP Fund") and The Cushing GP Strategies Fund, LP, a Delaware limited partnership ("Cushing GP Fund," together with Swank MLP Fund, SIP and Cushing MLP Fund, "Swank").


                                    RECITALS


     WHEREAS, the name of the Company is "Quest Midstream GP, LLC";


     WHEREAS, the Company was originally formed as a Delaware limited liability company by the filing of a Certificate of Formation (the "Delaware Certificate"), dated as of December 13, 2006 (the "Original Filing Date"), with the Secretary of State of the State of Delaware pursuant to the Delaware Limited Liability Company Act;


     WHEREAS, on December 13, 2006, QRC entered into the Limited Liability Company Agreement (the "Prior Agreement") to provide for the regulation and management of the Company;


     WHEREAS, QRC desires to amend and restate in its entirety the Prior Agreement to add AOP and Swank as members and to set forth the respective rights, duties and obligations of the members.

     NOW,  THEREFORE,   in  consideration  of  the  covenants,   conditions  and
agreements contained herein, the parties hereto hereby amend and restate in its entirety the Prior Agreement as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     Section 1.01 Definitions.

     (a) As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Sections referred to below:


     "Act" means the Delaware Limited Liability Company Act, as amended from time to time.


     "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:


     (i) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and


     (ii)  Debit  to such  Capital  Account  the  items  described  in  Treasury
Regulation  Sections   1.704-1(b)(2)(ii)(d)(4),   1.704-1(b)(2)(ii)(d)(5),   and
1.704-1(b)(2)(ii)(d)(6).

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such first Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" has the meaning given such term in the introductory paragraph, as the same may be amended from time to time.

     "AOP" has the meaning given in the introductory paragraph.

     "Applicable Law" means (a) any United States federal, state or local law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Authority and (b) any rule or listing requirement of any applicable national securities exchange or listing requirement of any national securities exchange or Commission recognized trading market on which securities issued by the Partnership are listed or quoted.

     "Assignee" means any Person receiving Units as a result of a Transfer in a manner permitted under this Agreement, but who has not been admitted as a Member and thus has only the rights set forth in Section 4.03.

     "Available Cash" means, with respect to any Quarter ending prior to a Dissolution Event,

     (a) the sum of all cash and cash equivalents of the Company on hand at the end of such Quarter, less

     (b) the amount of any cash reserves that is established by the Board to (i) satisfy general, administrative and other expenses and debt service requirements, (ii) permit the Company to make capital contributions to the Partnership to maintain its 2% general partner interest upon the issuance of partnership securities by the Partnership, (iii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company is a party or by which it is bound or its assets are subject, (iv) provide funds for distributions under Section
8.01 in respect of any one or more of the next four Quarters; provided, however, that disbursements made by the Company or cash reserves established, increased or reduced after the end of such Quarter, but on or before the date of determination of Available Cash with respect to such Quarter, shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the Board so determines or (v) otherwise provide for the proper conduct of the business of the Company subsequent to such Quarter.

     Notwithstanding the foregoing, "Available Cash" with respect to the Quarter in which a Dissolution Event occurs and any subsequent Quarter shall equal zero.

     "Bankruptcy" or "Bankrupt" means, with respect to any Person, that (a) such Person (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceedings; (iv) files a petition or answer seeking for such Person a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Applicable Law; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in a proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of such Person or of all or any substantial part of such Person's properties; or (b) a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Applicable Law has been commenced against such Person and 120 Days have expired without dismissal thereof or with respect to which, without such Person's consent or acquiescence, a trustee, receiver, or liquidator of such Person or of all or any substantial part of such Person's properties has been appointed and 90 Days have expired without the appointment's having been vacated or stayed, or 90 Days have expired after the date of expiration of a stay, if the appointment has not previously been vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in the Act.

     "Board" has the meaning given such term in Section 9.01.

     "Business Day" means any day other than a Saturday, a Sunday, or a day when banks in New York, New York are authorized or required by Applicable Law to be closed.

     "Capital Account" means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

          (i) To each Member's Capital Account there shall be credited such Member's Capital Contributions, such Member's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Section 8.03, and the amount of any Company liabilities assumed by such Member or that are secured by any property (other than money) distributed to such Member.

          (ii) To each Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property (other than money) distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 8.03, and the amount of any liabilities of such Member assumed by the Company or that are secured by any property (other than money) contributed by such Member to the Company.

          (iii)In the event all or a portion of a Membership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Membership Interest so transferred.

          (iv) In determining the amount of any liability for purposes of the foregoing subparagraphs (i) and (ii) of this definition of "Capital Account," there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Treasury Regulations.

     The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

     "Capital Contribution" means, with respect to any Member, the amount of money and the net agreed value of any property (other than money) contributed to the Company by such Member. Any reference in this Agreement to the Capital
Contribution of a Member shall include a Capital Contribution of its predecessors in interest.

     "Certified  Public   Accountants"   means  a  firm  of  independent  public
accountants selected from time to time by the Board.

     "Claim" means any and all judgments, claims, causes of action, demands, lawsuits, suits, proceedings, Governmental investigations or audits, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages (whether actual, consequential or punitive), including interest, penalties, reasonable attorneys' fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Company" has the meaning given such term in the introductory paragraph.

     "Company's First Refusal Notice" has the meaning given such term in Section 5.01(b).

     "Conflicts Committee" means a committee of the Board composed entirely of two or more directors, each of whom (a) is not a security holder, officer or employee of the Company, (b) is not an officer, director or employee of any Affiliate of the Company, (c) is not a holder of any ownership interest in the Partnership Group other than common units in the Partnership and (d) meets the independence standards required of directors who serve on an audit committee of a board of directors established by the Securities Exchange Act and the rules and regulations of the Commission thereunder and by the Nasdaq Global Market.

     "Co-Sale Notice" has the meaning given such term in Section 5.02.

     "Co-Sale Obligation" has the meaning given such term in Section 5.03.

     "Co-Sale Transferee" has the meaning given such term in Section 5.02.

     "Co-Sale Terms" has the meaning given such term in Section 5.02.

     "Cushing GP Fund" has the meaning given such term in the introductory paragraph.

     "Cushing MLP Fund" has the meaning given such term in the introductory paragraph.

     "Day" means a calendar day; provided, however, that if any period of Days referred to in this Agreement shall end on a Day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the next succeeding Business Day.

     "Delaware Certificate" has the meaning given such term in the Recitals.

     "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Tax Matters Officer.

     "Director" or "Directors" has the meaning given such term in Section 9.02.

     "Dissolution Event" has the meaning given such term in Section 15.01(a).

     "Drag-Along Election" has the meaning given such term in Section 5.03.

     "Effective Date" has the meaning given such term in the introductory paragraph.

     "Encumber," "Encumbering," or "Encumbrance" means the creation of a security interest, lien, pledge, mortgage or other encumbrance, whether such encumbrance be voluntary, involuntary or by operation of Applicable Law.

     "First Refusal Period" has the meaning given such term in Section 5.01(a).

     "First Refusal Units" has the meaning given such term in Section 5.01(a).

     "GAAP" means generally accepted accounting principles.

     "Governmental Authority" or "Governmental" means any federal, state or local court or governmental or regulatory agency or authority or any arbitration board, tribunal or mediator having jurisdiction over the Company or its assets or Members.

     "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of the asset, as determined by the contributing Member and the Board, in a manner that is consistent with Section 7701(g) of the Code;

          (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Board, in a manner that is consistent with Section 7701(g) of the Code, as of the following times: (a) the acquisition of an additional Membership Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution or for the provision of services; (b) the distribution by the Company to a Member of more than a de minimis amount of property other than money as consideration for a Membership Interest; and
     (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the Tax Matters Officer reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

          (iii)The Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value (taking Section 7701(g) of the Code into account) of such asset on the date of distribution; and

          (iv) The Gross Asset Values of any Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) of the Code or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and the definition of Capital Account hereof;

     provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent the Tax Matters Officer determines that an adjustment pursuant to the foregoing subparagraph (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph
     (iv).

      If the Gross Asset Value of an asset has been determined or adjusted pursuant to the foregoing subparagraphs (i), (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Group  Member"  shall  have  the  meaning  set  forth  in the  Partnership
Agreement.

     "Indemnitee" means (a) any Person who is or was an Affiliate of the Company, (b) any Person who is or was a member, partner, officer, director, employee, agent or trustee of the Company or any Affiliate of the Company and
(c) any Person who is or was serving at the request of the Company or any Affiliate of the Company as an officer, director, employee, member, partner, agent, fiduciary or trustee of another Person; provided, however, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

     "Independent Director" means a director who meets the independence standards required of directors who serve on an audit committee of a board of directors established by the Securities Exchange Act and the rules and regulations of the Commission thereunder and by the Nasdaq Global Market.

     "Investors' Rights Agreement" means that certain Investors' Rights Agreement dated as of even date herewith among the Partnership, the Company, QRC, AOP, Swank, Tortoise Capital Resources Corporation, Huizenga Opportunity Partners, L.P. and HCM Energy Fund, LLC.

     "Limited Partner" and "Limited Partners" shall have the meaning given such terms in the Partnership Agreement.

     "Majority Interest" means greater than 50% of the outstanding Units.

     "Member" means any Person executing this Agreement as of the date of this Agreement as a member of the Company or hereafter admitted to the Company as a member as provided in this Agreement, but such term does not include any Person who has ceased to be a member in the Company.

     "Membership Interest" means, with respect to any Member, (a) that Member's status as a Member and as a holder of Units; (b) that Member's share of the income, gain, loss, deduction and credits of, and the right to receive distributions from, the Company; (c) all other rights, benefits and privileges enjoyed by that Member (under the Act, this Agreement, or otherwise) in its capacity as a Member, including that Member's rights to vote, consent and approve and otherwise to participate in the management of the Company, including through the Board; and (d) all obligations, duties and liabilities imposed on that Member (under the Act, this Agreement or otherwise) in its capacity as a Member, including any obligations to make Capital Contributions.

     "Non-Selling Members" has the meaning given such term in Section 5.02.

     "Notices" has the meaning given such term in Section 16.02.

     "Operating Company" means Bluestem Pipeline, LLC, a Delaware limited liability company.

     "Original Filing Date" has the meaning given such term in the Recitals.

     "Ownership Percentage" shall mean, with respect to a Member, the percentage ownership of the Company of such Member equal to a percentage obtained by dividing (i) the number of Units owned by such Member by (ii) the total number of outstanding Units owned by all Members.

     "Partner" shall have the meaning set forth in the Partnership Agreement.

     "Partnership" means Quest Midstream Partners, L.P., a Delaware limited partnership.

     "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated of even date herewith, as amended, or any successor agreement.

     "Partnership Group" means the Partnership and its Subsidiaries treated as a single consolidated entity.

     "Permitted Transfer" of a Member Interest shall mean any Transfer by a Member to any of the following (each, a "Permitted Transferee"):

          (a) in the case of any Member which is an entity, to any Affiliate of such Member;

          (b) in the case of any Member who is a natural person, to the spouse, children or grandchildren of such Member, provided that such Member retains exclusive voting control over the transferred Interest, or to a trust, limited partnership or limited liability company created for the benefit of such Member, such Member's spouse, children or grandchildren and controlled by such Member, in either case with Notice thereof to the Company and the Members;

          (c) upon the death of any Member who is a natural person, to such Member's estate or executor, as the case may be, with Notice thereof to the Company and the other Members; or

          (d) as required or otherwise permitted hereunder;

provided, that in each of clauses (a) and (b) the Permitted Transferee grants to the Member an irrevocable proxy coupled with an interest to vote all of the Member Interest so Transferred.

      "Person" means any individual, firm, partnership, corporation, limited liability company, association, joint-stock company, unincorporated organization, joint venture, trust, court, governmental agency or any political subdivision thereof, or any other entity.


     "Profits" and "Losses" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

          (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

          (ii) Any expenditures of the Company described in Section 705(a)(2)(B) of the Code, and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

          (iii)In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) or (iv) of the definition of Gross Asset Value hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (iv) Gain or loss resulting from any disposition of property (other than money) with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the definition of Depreciation hereof; and

          (vi) Notwithstanding any other provision of this definition of "Profits and Losses," any items which are specially allocated pursuant to
     Section 8.03(d) and Section 8.03(e) shall not be taken into account in computing Profits or Losses.

     "Proper Officer" or "Proper Officers" means those officers authorized by the Board to act on behalf of the Company.

     "Proposed Seller" has the meaning given such term in Section 5.01(a).

     "Proposed Transferee" has the meaning given such term in Section 5.01(a).

     "Pro Rata Share" has the meaning given such term in Section 6.03(a)

     "Quarter" means, unless the context requires otherwise, a fiscal quarter of the Company, or, with respect to the first fiscal quarter of the Company after the Closing Date, the portion of such fiscal quarter commencing on December 1, 2006.

     "QRC" has the meaning given such term in the introductory paragraph.

     "Sale Price" has the meaning given such term in Section 5.01(a).

     "Selling Members" has the meaning given such term in Section 5.02.

     "Selling Members Representative" has the meaning given such term in Section 5.02.

     "Seller's Notice" has the meaning given such term in Section 5.01(a).

     "SIP" has the meaning given such term in the introductory paragraph.

     "Special Approval" means approval by a majority of the members of the Conflicts Committee.


     "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more
Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or
(ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

     "Swank" has the meaning given such term in the introductory paragraph.

     "Swank MLP Fund" has the meaning given such term in the introductory paragraph.

     "Target Capital Account Amount" means, with respect to a Member, the distribution the Member would receive pursuant to Section 8.02, if the amount to be distributed to the Member equaled the product of (i) the amount described in
Section 15.02(a)(iii)(C) multiplied by (ii) a fraction (x) the numerator of which is the number of Units held by such Member and (y) the denominator of which is the total number of outstanding Units owned by all Members.

     "Tax Matters Officer" has the meaning given such term in Section 13.03(a).

     "Term" has the meaning given such term in Section 2.06.

     "Transaction" has the meaning given such term in Section 5.02.

     "Transfer" (and related words) means with respect to any Units, a sale, assignment, transfer, conveyance, gift, exchange or other transfer of such asset, whether such transfer be voluntary, involuntary or by operation of Applicable Law.

     "Transferee" means a person who has received Units by means of a Transfer.

     "Transferor" has the meaning given such term in Section 4.02(b)(ii).

     "Treasury Regulations" means the regulations (including temporary regulations) promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar or substitute, temporary or final Treasury Regulations.

     "Units" has the meaning set forth in Section 3.01.

     "Valuation Price" shall mean, with respect to any Units that are the subject of a valuation for purposes of this Agreement, the fair market value of such Units, determined jointly by the Company and the Transferor; provided that if they are unable to reach agreement on such value within ten Business Days following the relevant date of determination of such fair market value, such value shall be determined by an independent qualified appraiser selected by the Transferor and the Company within ten Business Days thereafter; the determination of fair market value by such appraiser shall be final and binding on the Company and the Transferor, and the fees and expenses of such appraiser shall be paid by the Company. If the Transferor and the Company cannot agree upon a single appraiser, such fair market value shall be equal to the average of two appraisals (one made by an independent qualified appraiser selected and paid for by the Transferor and one by an independent qualified appraiser selected and paid for by the Company); however, if the two appraisals differ from each other by more than ten percent of the lower appraisal, either the Company or the Transferor may, within ten Business Days after receipt of both appraisals, direct the two appraisers to select a third independent qualified appraiser (the cost of whom shall be shared one-half by Company and one-half by Transferor), in which case the fair market value shall be the appraisal by such third appraiser (but in no event higher than the higher of the first two appraisals or lower than the lower of the first two appraisals). All appraisers shall be experienced in valuing businesses similar to those engaged in by the Company, the Partnership and the Operating Company. The determination of fair market value of such Units should consider discounts for lack of marketability or liquidity, restrictions on Transfer, minority interests or lack of voting power.

     "Withdraw," "Withdrawing" or "Withdrawal" means the withdrawal, resignation or retirement of a Member from the Company as a Member. Such terms shall not include any Transfers of Membership Interest (which are governed by Article IV), even though the Member making a Transfer may cease to be a Member as a result of such Transfer.

     Section 1.02 Construction.

     Whenever the context requires, (a) the gender of all words used in this Agreement includes the masculine, feminine and neuter, (b) the singular forms of nouns, pronouns and verbs shall include the plural and vice versa, (c) all references to Articles and Sections refer to articles and sections in this Agreement, each of which is made a part for all purposes and (d) the term "include" or "includes" means includes, without limitation, and "including" means including, without limitation.

                                  ARTICLE II.
                                  ORGANIZATION

     Section 2.01 Formation.

     QRC formed the Company as a Delaware limited liability company by the filing of the Delaware Certificate, dated as of the Original Filing Date, with the Secretary of State of Delaware pursuant to the Act.

     Section 2.02 Name.

     The name of the Company is "Quest Midstream GP, LLC" and all Company business must be conducted in that name or such other names that comply with Applicable Law as the Board may select.

     Section 2.03 Registered Office; Registered Agent; Principal Office.

     The name of the Company's registered agent for service of process is The Corporation Trust Company, and the address of the Company's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The principal place of business of the Company shall be located at 9520 North May, Suite 300, Oklahoma City, Oklahoma 73120. The Board may change the Company's registered agent or the location of the Company's registered office or principal place of business as the Board may from time to time determine.

     Section 2.04 Purposes.

     (a) The Company may (i) act as the general partner of the Partnership (and acquire, hold and dispose of partnership interests and related rights in the Partnership) and only undertake activities that are ancillary or related thereto and (ii) in connection with acting in such capacity, carry on any lawful business or activity permitted by the Act.

     (b) Subject to the limitations expressly set forth in this Agreement, the Company shall have the power and authority to do any and all acts and things deemed necessary or desirable by the Board to further the Company's purposes and carry on its business, including the following:

          (i) acting as the general partner of the Partnership;

          (ii) entering into any kind of activity and performing contracts of any kind necessary or desirable for the accomplishment of its business (including the business of the Partnership and the Operating Company);

          (iii) acquiring any property, real or personal, in fee or under lease or license, or any rights therein or appurtenant thereto, necessary or desirable for the accomplishment of its purposes;

          (iv) borrowing money and issuing evidences of indebtedness and securing any such indebtedness by mortgage or pledge of, or other lien on, the assets of the Company;

          (v) entering into any such instruments and agreements as the Board may deem necessary or desirable for the ownership, management, operation, leasing and sale of the Company's property; and

          (vi) negotiating and concluding agreements for the sale, exchange or other disposition of all or substantially all of the properties of the Company, or for the refinancing of any loan or payment obtained by the Company.

     The Members hereby specifically consent to and approve the execution and delivery by the Proper Officers on behalf of the Company of all loan agreements, notes, security agreements or other documents or instruments, if any, as required by any lender providing funds to the Company and ancillary documents contemplated thereby.

     Section 2.05 Foreign Qualification.

     Prior to the Company's conducting business in any jurisdiction other than Delaware, the Proper Officers shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of such officers, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the request of the Proper Officers, the Members shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and, if applicable, terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business or in which it has ceased to conduct business.

     Section 2.06 Term.

     The period of existence of the Company (the "Term") commenced on the Original Filing Date and shall end at such time as a certificate of cancellation is filed with the Secretary of State of Delaware in accordance with Section 15.04.

     Section 2.07 No State Law Partnership.

      The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes other than federal and state income tax purposes, and this Agreement may not be construed to suggest otherwise.

                                  ARTICLE III.
                           MEMBERSHIP INTERESTS; UNITS

     Section 3.01 Membership Interests; Additional Members.


     The Members own Membership Interests in the Company that shall be represented by units ("Units"). Exhibit A reflects the Members' ownership of the Units as of the Effective Date. Persons may be admitted to the Company as Members, on such terms and conditions as the Board determines at the time of admission. The terms of admission or issuance must specify the number of Units to be issued to a New Member and the consideration for such issuance and may provide for the creation of different classes or groups of Members having different rights, powers, and duties. Subject to the approval of a Majority Interest, the Board may reflect the creation of any new class or group of Units in an amendment to this Agreement indicating the different rights, powers, and duties. Any such admission shall be effective only after such new Member has executed and delivered to the Members and the Company an instrument containing the notice address of the new Member, the new Member's ratification of this Agreement and agreement to be bound by it.

     Section 3.02 Liability.

     (a) No Member shall be liable for the debts, obligations or liabilities of the Company solely by reason of being a member of the Company.

     (b) The Company and the Members agree that the rights, duties and obligations of the Members in their capacities as members of the Company are only as set forth in this Agreement and as otherwise arise under the Act. Furthermore, the Members agree that the existence of any rights of a Member, or the exercise or forbearance from exercise of any such rights shall not create any duties or obligations of the Members in their capacities as members of the Company, nor shall such rights be construed to enlarge or otherwise alter in any manner the duties and obligations of the Members.

     Section 3.03 Withdrawal.


     A Member does not have the right or power to Withdraw, except as a result of a Transfer of all of such Member's Units in accordance with Article IV and
Article V.

                                  ARTICLE IV.
                                TRANSFER OF UNITS

     Section 4.01 General.

     Subject to Article V, a Member may Transfer all or any portion of its Units so long as such Transfer complies with the provisions of this Article IV and
Article V.

     Section 4.02 Requirements Applicable to All Transfers and Admissions.

     Any Transfer of Units and any admission of a Transferee as a Member shall also be subject to the following requirements, and such Transfer (and admission, if applicable) shall not be effective unless such requirements are complied with; provided, however, that the Board, in its sole and absolute discretion, may waive any of the following requirements (other than the requirements of Section 4.02(b) and Article V):

     (a) Right of First Refusal. The Transfer must comply with the provisions of
Article V;

     (b) Transfer Documents. The following documents must be delivered to the Board and must be satisfactory, in form and substance, to the Board:

          (i) Transfer Instrument. A copy of the instrument pursuant to which the Transfer is effected.

          (ii) Ratification of this Agreement. With respect to any Transfer, an instrument, executed by the Member making the Transfer (a "Transferor") and its Transferee, containing the following information and agreements, to the extent they are not contained in the instrument described in Section 4.02(b)(i): (A) the notice address of the Transferee; (B) the total number of Units owned by the Transferee after the Transfer of the Transferor and its Transferee (which together must total the total number of Units owned by the Transferor before the Transfer); (C) the Transferee's ratification of this Agreement and agreement to be bound by it; and (D) representations and warranties by the Transferor and its Transferee (1) that the Transfer and admission is being made in accordance with Applicable Laws, and (2) that the matters set forth in Section 4.02(b)(i) and this Section 4.02(b)(ii) are true and correct.

          (iii) Opinions. With respect to any Transfer, such opinions of counsel regarding tax and securities law matters as the Board, in its reasonable discretion, may require.

     (c) Payment of Expenses. The Transferor and its Transferee shall pay, or reimburse the Company for, all reasonable costs and expenses incurred by the Company in connection with the Transfer and admission of the Transferee as a Member, including the legal fees incurred in connection with the legal opinions referred to in Section 4.02(b)(iii); and

     (d) No Release. No Transfer of any Units shall effect a release of the Transferor from any liabilities to the Company or the other Members arising from events occurring prior to the Transfer.

     Section 4.03 Assignees.

     Unless admitted as a Member, no Transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in this Section 4.03. An Assignee shall be entitled to all the rights of an assignee of a Member's Member Interest under the Act, including the right to receive distributions from the Company and the share of Profits and Losses attributable to the Units Transferred to such Assignee, and the right to Transfer the Units as provided in this Article IV and Article V, but shall not be deemed to be a holder of Units for any other purpose under this Agreement and shall not be entitled to vote or consent with respect to such Units on any matter presented to the Members for approval (such power and right to so vote and consent remaining with the Transferor). In the event any Assignee desires to further Transfer any Units, such Assignee shall be subject to all the provisions of this Article IV and
Article V to the same extent and in the same manner as any Member desiring to make a Transfer of Units.

     Section 4.04 Prohibition Against Hypothecation.

     A Member may pledge its Units to a third party lender with the consent of the Company, which will be provided within ten (10) Business Days from such time as the Company has received a written request therefor so long as the Member requesting the consent has provided to the Company documentation satisfactory to the Company that the proposed lender has agreed to notify the Company of any default that may result in the lender becoming the owner of, or selling or otherwise disposing of, such Units and has further agreed to allow the Company to purchase the Units for an amount not to exceed the amount equal to the indebtedness secured by such lender's lien on the pledged Units. In the event the Company exercises its right hereunder to purchase the Units from the lender upon a default by the Member, such member shall lose any right it may have to designate directors, if applicable. Notwithstanding the foregoing, QRC is permitted to pledge its Units to the lenders under its existing credit facilities and any renewals, refinancings or replacements thereof.

     Section 4.05 Option to Repurchase Units Assigned by Operation of Law.

     If, notwithstanding the prohibition set forth in Section 4.04, applicable law requires that a Transfer of Units in breach of this Article IV must be given effect (an "Involuntary Transfer"), the Company shall have, for a period of five years following the effective date of such Transfer (the "Involuntary Transfer Date"), the right to purchase from the Transferee of such Units any Units so Transferred. The purchase price for each such Unit shall be the Valuation Price for each Unit so Transferred. The Valuation Price shall be calculated as of the Involuntary Transfer Date. If the Company exercises the right to repurchase Units pursuant to this Section 4.05, the purchase price shall be paid by the Company in cash to such Transferee within 60 days after giving notice to the Transferee of its election to repurchase such Units.

     Section 4.06 General Provisions Relating to Transfer of Units.

     (a) No Member may withdraw from the Company, other than as a result of a Transfer of all of such Member's Units in accordance with this Article IV and
Article V with respect to which the Transferee becomes a Member in place of the Transferor. Except as otherwise provided in this Agreement, any Member who Transfers all of the Units held by such Member in a Transfer permitted pursuant to this Article IV and Article V where the Transferee is admitted as a Member shall automatically cease to be a Member as of the date of consummation of such Transfer.

     (b) All distributions and allocations with respect to which the record date is before the effective date of any Transfer shall be made to the Transferor, and all distributions and allocations thereafter shall be made to the Transferee.

     (c) In addition to any other restrictions on Transfer contained herein, in no event may any Transfer or assignment of Units by any Member be made (i) to any Person who lacks the legal right, power or capacity to own Units or (ii) in violation of applicable law.

                                   ARTICLE V.
                            RIGHTS UPON A DISPOSITION

     Section 5.01 Right of First Refusal.

     (a) Except for a Permitted Transfer, Transfers of Units by a Member shall not be permitted unless the Member has complied with this Section 5.01. If a Member intends to so Transfer any of its Units (a "Proposed Seller"), the Proposed Seller shall give prompt written notice (the "Seller's Notice") to the Company and the other Members at least 30 days prior to the closing of such Transfer (such period herein referred to as the "First Refusal Period"), stating that the Proposed Seller intends to make such a Transfer, identifying the material terms and conditions of such Transfer, including the name and address of the prospective purchaser or transferee (the "Proposed Transferee"), the number of Units proposed to be purchased or acquired pursuant to the offer (the "First Refusal Units") and the per Unit purchase price which the Proposed
Transferee has offered to pay for the First Refusal Units (the "Sale Price"), which Seller's Notice shall constitute an irrevocable election to sell. A copy of the offer, if available, shall be attached to the Seller's Notice.

     (b) The Company shall have the irrevocable right and option, prior and in preference to the right of any other Person under this Section 5.01, to purchase all but not less than all of the First Refusal Units at the Sale Price prior to the expiration of the First Refusal Period; provided, however, that the Company shall not exercise its rights under this Section 5.01(b) without the consent of the Board. Within 15 calendar days following delivery of the Seller's Notice, the Company shall deliver a written notice (the "Company's First Refusal Notice") to the Proposed Seller and the other Members stating whether it elects to exercise its option under this Section 5.01(b), and such notice shall constitute an irrevocable commitment on the part of the Company to purchase such Units on the terms set forth in the Seller's Notice.

     (c) To the extent that the Company does not elect to purchase the First Refusal Units pursuant to Section 5.01(b), QRC shall have the irrevocable right and option to purchase at the Sale Price the First Refusal Units. Within 15 calendar days following delivery of the Company's First Refusal Notice, QRC shall deliver a written notice to the Proposed Seller stating whether it elects to exercise its option under this Section 5.01(c), and such notice shall constitute an irrevocable commitment to purchase such Units on the terms set forth in the Seller's Notice.

     (d) If the First Refusal Units are not elected to be purchased by the Company and QRC pursuant to this Section 5.01, then, subject to Article IV, the Proposed Seller shall be free, for a period of 30 days from the date of the expiration of the First Refusal Period, to sell such

First Refusal Units to the Proposed Transferee (i) at a price per unit equal to or greater than the Sale Price and upon terms no more favorable to the Proposed Transferee than those specified in the Seller's Notice and (ii) subject to the terms and restrictions of this Agreement, including as set forth in Article IV. Any Transfer of such First Refusal Units by the Proposed Seller after the end of such 30 day period or any change in the terms of the sale as set forth in the Seller's Notice that are more favorable to the Proposed Transferee shall require a new notice of intent to Transfer to be delivered to the Company and QRC and shall give rise anew to the rights provided in the preceding paragraphs.

     (e) If the Company or QRC elects to purchase any or all of the First Refusal Units mentioned in the Seller's Notice, the Company or QRC, as the case may be, shall have the right to purchase the First Refusal Units for cash consideration whether or not part or all of the consideration specified in the Seller's Notice is other than cash. If part or all of the consideration to be paid for the First Refusal Units as stated in the Seller's Notice is other than cash, the price stated in such Seller's Notice shall be deemed to be the sum of the cash consideration, if any, specified in such Seller's Notice, plus the fair market value of the non-cash consideration. The fair market value of the non-cash consideration shall be determined in good faith by the Board, and such determination as to the fair market value of such non-cash consideration shall be binding upon the Proposed Seller, the Company and QRC.

     Section 5.02 Notice of Certain Sales.

     If one or more Members (the "Selling Members") proposes to Transfer Units representing 50% or more of the outstanding Units of the Company in one or more related arms'-length transactions to any Person that is not an Affiliate of any of the Selling Members (a "Transaction"), then the Selling Members shall give written notice (the "Co-Sale Notice") to the Company and to each of the Members that is not a Selling Member (the "Non-Selling Members") at least 30 calendar days prior to the closing of such Transfer. The Co-Sale Notice shall describe in reasonable detail (i) the identification of the Selling Members, (ii) the Selling Member to which the Non-Selling Members shall direct all notices pursuant to this Article V (the "Selling Members Representative") and (iii) the proposed Transfer including the nature of such Transfer, the proposed closing date of such Transfer, the consideration to be paid, whether such consideration is to be paid in one lump sum or installments, the name and address of each prospective Transferee (the "Co-Sale Transferee"), and the other material terms of the Transfer (the "Co-Sale Terms").

     Section 5.03 Co-Sale Obligations and Rights.

     (a) If in the Co-Sale Notice the Selling Members elect to require each of the Non-Selling Members to participate in the proposed Transaction (the "Drag-Along Election"), upon delivery of the Co-Sale Notice, each Non-Selling Member shall be required to participate in such

Transfer by Transferring Units on the same terms and conditions specified in the Co-Sale Notice (the "Co-Sale Obligation").


     (b) If the Selling Members do not make a Drag-Along Election in the Co-Sale Notice, each Non-Selling Member shall have the right to elect, by providing written notice to the Selling Members Representative at least 20 calendar days prior to the projected closing date of the applicable Transfer as set forth in the Co-Sale Notice, to sell to the Co-Sale Transferee a number of Units equal to the product of (i) the aggregate number of Units proposed to be Transferred to the Co-Sale Transferee and (ii) a fraction, the numerator of which is the number of Units held by such Non-Selling Member and the denominator of which is the aggregate number of outstanding Units.

     Section 5.04 Delivery of Documents to Effectuate Transfer.

     Each Non-Selling Member participating in the Transfer shall effect its participation in the Transfer by promptly delivering to the Selling Members Representative such instruments, in form and substance satisfactory to the Selling Members Representative, as the Selling Members Representative may deem necessary or desirable to effect the Transfer specified in the Co-Sale Notice.

     Section 5.05 Consummation of Transfer.

     Concurrently with the consummation of the Transfer specified in the Co-Sale Notice, the Selling Members Representative shall remit or cause to be remitted to each Non-Selling Member that portion of the Transfer consideration to which such Non-Selling Member is entitled by reason of his participation in such Transfer.

     Section 5.06 Specific Performance.

     The Members agree that a breach of the provisions of this Article V may cause irreparable injury to the Company and to the other Members for which monetary damages (or other remedy at law) are inadequate in view of (a) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Member to comply with such provision and
(b) the uniqueness of the business of the Company and the relationship among the Members. Accordingly, the Members agree that the provisions of this Article V may be enforced by specific performance.

     Section 5.07 Termination of Rights Conferred in this Article V.

     The provisions of this Article V shall terminate upon the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of a merger or consolidation resulting in the exchange of Units for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

                                  ARTICLE VI.
                         ISSUANCE OF UNITS; CERTIFICATES

     Section 6.01 Issuance of Units.

     In exchange for each Member's capital contribution to the Company referred to in Section 7.01, the Company shall issue to each Member the number of Units set forth opposite such Member's name on Exhibit A upon the execution and delivery of this Agreement by such Member.

     Section 6.02 Issuance of Additional Units.

     Subject to Section 6.03, in order to raise capital or acquire assets, to redeem or retire any Company debt or for any other proper purpose consistent with the purposes of the Company, the Company may from time to time issue Units to Members or any other Persons (and, in connection with the issuance thereof, may accept additional contributions from such Persons and admit any such Persons to the Company as Members), in each case without the approval of the Members. There shall be no limit on the number of Units that may be so issued. The Board of Directors shall have full and absolute discretion in determining in good faith the consideration therefor and the other terms and conditions with respect thereto. In connection with any such issuance, the Board of Directors shall do all other things they shall determine are necessary or appropriate, including, but not limited to, the filing of any certificates or other documents with any federal, state or other governmental agency. The admission of any Person as a Member upon the issuance of Units pursuant to this Section 6.02 shall be effective only after the new Member has executed and delivered to the Board of Directors a document, in form and substance satisfactory to the Board of Directors, that (i) sets forth the address for notices of such new Member and
(ii) includes an agreement on the part of such Member to be bound by the provisions of this Agreement. The Board of Directors shall have the power to amend this Agreement as necessary to reflect the issuance of Units, and such an amendment need be executed only by an officer of the Company authorized by the Board of Directors to do so.

     Section 6.03 Grant of Preemptive Rights.

     (a) The Company hereby grants to each Member the right, on the terms and conditions set forth in this Section 6.03, to purchase such Member's Pro Rata Share (as hereinafter defined) of any Units that the Company may from time to time propose to sell and issue. For purposes of this Section 6.03, "Pro Rata Share" shall mean the ratio of Units held by a Member on the day immediately prior to the date of the notice described in Section 6.03(b) below to the total number of the then outstanding Units held by all Members.

     (b) If the Company proposes to undertake an issuance of Units, it shall give each Member written notice of such proposal describing the Units, the cash consideration to be paid for such Units and the general terms upon which the Company proposes to issue such Units. Each Member shall have fifteen (15) Business Days from the date of receipt of the notice to agree to purchase all or any portion of its Pro Rata Share of such Units for the cash consideration and upon the general terms specified in the notice by giving written notice to the Company that states the quantity of Units to be purchased.

     (c) Should any Member not agree to purchase all of its Pro Rata Share of such Units, the Company shall offer such Member's remaining Pro Rata Share to those Members that did so agree, proportionately among them in accordance with their respective Unit ownership.

     (d) Section 6.03(a) shall not apply to (i) the issuance or sale of Units, options or convertible Units to a seller or its designee in connection with and as consideration for the Company's direct or indirect acquisition of an operating business, which acquisition has been approved by the Board of Directors; (ii) the issuance or sale of Units, options or convertible Units to financial institutions or commercial lenders or their designees, in connection with commercial loans to the Company by such financial institutions or commercial lenders, which are approved by the Board of Directors; (iii) the issuance or sale of Units, options or convertible Units pursuant to any transaction approved by the Board of Directors primarily for the purpose of (A) a joint venture, technology licensing or research and development activity or
(B) any other transaction involving strategic or similar partners, and in each case primarily for purposes other than raising capital; and (iv) the issuance of Units pursuant to the terms of options or convertible Units which have been issued, sold or granted in compliance with this Section 6.03.

     Section 6.04 Certificates.

     Every holder of Units shall be entitled to have a certificate evidencing the number of Units owned by such holder signed by or in the name of the Company by the President.

     (a) In case any Person who has signed a certificate shall have ceased to be the President before such certificate is issued, such certificate may be issued by the Company with the same effect as if such Person continued to serve in such capacity at the date of issuance.

     (b) The Company may issue a new certificate in place of any certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the Person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require that the owner of such lost, stolen or destroyed certificate or certificates, or its legal representative, give the Company a bond sufficient to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Each certificate evidencing any Units shall bear a legend to the following effect:

      THESE SECURITIES ARE SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS ON TRANSFER SET FORTH IN (A) THE COMPANY'S LIMITED LIABILITY COMPANY AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, OR (B) THE TERMS AND CONDITIONS OF THE INVESTORS' RIGHTS AGREEMENT, DATED DECEMBER 22, 2006, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG QUEST MIDSTREAM PARTNERS, L.P. AND ITS GENERAL AND LIMITED PARTNERS. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED TO THE RECORD HOLDER OF THE UNITS EVIDENCED BY THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     Section 6.05 Transfers.

     Units shall be transferable in the manner prescribed by law and in accordance with and subject to the provisions of Article IV. Transfers of Units shall be made on the books of the Company only by the Person named in the certificate or by its attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     Section 6.06 Record Holders.

     Except as otherwise required by law, the Company shall be entitled to recognize the exclusive right of the Person registered on its books as the owner of Units to receive distributions in respect of such Units and to vote as the owner thereof, and shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, whether or not the Company shall have notice thereof.

                                  ARTICLE VII.
                             CAPITAL CONTRIBUTIONS

     Section 7.01 Initial Capital Contributions.

     Prior to the date hereof, a capital contribution of $1,000.00 was made to the Company and 1,000 Units were issued in consideration therefor. As of the date hereof, the parties hereto agree that the respective capital contributions of the Members (or their respective share of any such capital contributions made by their predecessors in interest to the extent such Member is the transferee of one or more Units) and Units of the Members are as set forth on Exhibit A.

     Section 7.02 Additional Contributions.

     No Member shall be obligated to make any additional capital contributions to the Company apart from those capital contributions specified in Section 7.01.

     Section 7.03 Loans.

     If the Company does not have sufficient cash to pay its obligations, any Member(s) that may agree to do so with the consent of the Board may advance all or part of the needed funds to or on behalf of the Company. An advance described in this Section 7.03 constitutes a loan from the Member to the Company, bears interest at a rate determined by the Board from the date of the advance until the date of payment, and is not a Capital Contribution.

     Section 7.04 Return of Contributions.

     Except as expressly provided herein, no Member is entitled to the return of any part of its Capital Contributions or to be paid interest in respect of either its Capital Account or its Capital Contributions. An unrepaid Capital Contribution is not a liability of the Company or of any Member. A Member is not required to contribute or to lend any cash or property to the Company to enable the Company to return any Member's Capital Contributions.

     Section 7.05 Capital Accounts.

     An individual Capital Account shall be established and maintained for each Member. A Member that has more than one class or series of Units shall have a single Capital Account that reflects all such classes or series of Units, regardless of the classes or series of Units owned by such Member and regardless of the time or manner in which such Units were acquired. Upon the Transfer of all or a portion of a Membership Interest, the Capital Account of the Transferor that is attributable to such Membership Interest shall carry over to the Assignee in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(l).

     Section 7.06 Effect of Transfer of Membership Interest.

     In the event that any Unit is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor Member to the extent such Capital Account relates to the transferred Unit.

     Section 7.07 Certain Tax Incidents.

     The foregoing provisions of this Article VII relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

                                 ARTICLE VIII.
                          DISTRIBUTIONS AND ALLOCATIONS

     Section 8.0 Distributions.

     Except as otherwise provided in Section 8.02, within 50 days following the end of each Quarter commencing with the Quarter ending on December 31, 2006, an amount equal to 100% of Available Cash with respect to such Quarter shall be distributed in accordance with this Article VIII to all Members simultaneously pro rata in accordance with each Member's Ownership Percentage (at the time the amounts of such distributions are determined).  Section 8.02....Distributions on
Dissolution and Winding Up.

     Upon the dissolution and winding up of the Company, after adjusting the Capital Accounts for all distributions made under Section 8.01 and all allocations under this Article VIII, all available proceeds distributable to the Members as determined under Section 15.02 shall be distributed to all of the Members in amounts equal to the Members' positive Capital Account balances.

     Section 8.03 Allocations.

      Subject to the allocation rules of Section 8.03(d) and (e), Profits and Losses of the Company for any fiscal year shall be allocated as follows:

     (a) Profits for any fiscal year shall be allocated in the following order of priority:

          (i) First, to all Members, in proportion to the deficit balances (if any) in their Capital Accounts, in an amount necessary to eliminate any deficits in the Members' Capital Accounts and restore such Capital Accounts balances to zero;

          (ii) Second, to the Members until each Member has been allocated an amount equal to the amount distributed to such Member pursuant to Section
     8.01 in the current and in all previous fiscal years in excess of amounts previously allocated to such Members pursuant to this Section 8.03(a)(ii);

          (iii) Third, to the Members, to the greatest extent possible, in the proportions and amounts required to cause the positive Capital Account balances of the Members to be in the same proportion as the Members' respective Ownership Percentages; and

          (iv) Thereafter, to the Members in proportion their respective Ownership Percentages.

     (b) Losses for any fiscal year shall be allocated in the following order of priority:

          (i) First, to the Members, to the greatest extent possible, in the proportions and amounts required to cause the positive Capital Account balances of the Members to be in the same proportion as the Members' respective Ownership Percentages;

          (ii)  Second,  to  the  Members  in  proportion  to  their  respective
     Ownership Percentages until the Capital Account balances of such Members have been reduced to zero;

          (iii) Third, to any Member that has a remaining positive Capital Account balance until the Capital Account balances of all of the Members have been reduced to zero; and

          (iv) Thereafter, to the Members in proportion to their respective Ownership Percentages.

     (c) Notwithstanding the allocation provision of Section 8.03(a) and (b), in the event of the dissolution of the Company pursuant to Section 15.01, if the allocation of Profits or Losses to a Member pursuant to Section 8.03(a) and (b) would cause a Member to have a Capital Account balance in an amount that is greater than or less than the Member's Target Capital Account Amount, then the allocations of Profits and Losses shall be adjusted, to the greatest extent possible, to cause the positive Capital Account balance of each Member to equal such an amount.

     (d) The following special allocations shall be made in the following order:

          (i)  Qualified  Income  Offset.  In the event any Member  unexpectedly receives  any  adjustments,  allocations,  or  distributions  described  in
     Treasury        Regulation        Sections         1.704-1(b)(2)(ii)(d)(4),
     1.704-1(b)(2)(ii)(d)(5),  or  1.704-1(b)(2)(ii)(d)(6),   items  of  Company
     income and gain shall be specially allocated to each such Member in an amount and manner sufficient to restore, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this
     Section 8.03(d)(i) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article VIII have been tentatively made as if this
     Section 8.03(d)(i) was not in this Agreement.

          (ii) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Company fiscal year which is in excess of the sum of (x) the amount such Member is obligated to restore pursuant to any provision of this Agreement and (y) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 8.03(d)(ii) shall be made only if and to the extent that such Member would have a deficit Capital Account balance in excess of such sum after all other allocations provided for in this Article VIII have been made as if Section 8.03(d)(i) and this Section 8.03(d)(ii) were not in this Agreement.

          (iii) Section 754 Adjustments. To the extent an adjustment of the adjusted tax basis of any Company asset pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

     (e) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of same under this Agreement). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under
Section 704(c) of the Code and the Treasury Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Tax Matters Officer in any manner that reasonably reflects the purpose and intention of this Agreement, provided that the Company shall use the remedial allocation method set forth in Treasury Regulation Section 1.704-3(d). Allocations pursuant to this Section 8.03(e) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

     Section 8.04 Varying Interests.

     All items of income, gain, loss, deduction or credit shall be allocated, and all distributions shall be made, to the Persons shown on the records of the Company to have been Members as of the last calendar day of the period for which the allocation or distribution is to be made. Notwithstanding the foregoing, if during any taxable year there is a change in any Member's Ownership Percentage, the Members agree that their allocable shares of such items for the taxable year shall be determined on any method determined by the Board to be permissible under Code Section 706 and the related Treasury Regulations to take account of the Members' varying Ownership Percentages.

     Section 8.05 Withheld Taxes.

     All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Article VIII for all purposes of this Agreement. The Board is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state or local government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state or local law and shall allocate such amounts to those Members with respect to which such amounts were withheld.

     Section 8.06 Limitations on Distributions.

     Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or other Applicable Law.

                                  ARTICLE IX.
                                   MANAGEMENT

     Section 9.01 Management by Board of Directors and Executive Officers.

     The business and affairs of the Company shall be fully vested in, and managed by, a Board of Directors (the "Board") and any executive officers elected pursuant to this Article IX. The Directors and executive officers shall collectively constitute "managers" of the Company within the meaning of the Act. Except as otherwise specifically provided in this Agreement, the authority and functions of the Board, on the one hand, and the executive officers, on the other hand, shall be identical to the authority and functions of the board of directors and officers, respectively, of a corporation organized under the General Corporation Law of the State of Delaware. The executive officers shall be vested with such powers and duties as are set forth this Article IX and as are specified by the Board. Accordingly, except as otherwise specifically provided in this Agreement, the business and affairs of the Company shall be managed under the direction of the Board, and the day-to-day activities of the Company shall be conducted on the Company's behalf by the executive officers who shall be agents of the Company.

     In addition to the powers and authorities expressly conferred on the Board by this Agreement, the Board may exercise all such powers of the Company and do all such acts and things as are not restricted by this Agreement, the Act or Applicable Law.

     Section 9.02 Number; Qualification; Tenure.

     The number of directors constituting the Board shall be between three and nine (each a "Director" and, collectively, the "Directors"), unless otherwise fixed from time to time pursuant to a resolution adopted by a majority of the Directors. A Director need not be a Member. Each Director shall be elected or approved by the Members at an annual meeting of the Members and shall serve as a Director of the Company for a term of one year (or their earlier death or removal from office) or until their successors are elected and qualified.

     The initial Board Directors of the Company shall consist of five members, which shall initially be Jerry D. Cash, Richard Andrew Hoover, Dan Spears, Gabriel Hammond and Kevin Collins. QRC will appoint a sixth director who will qualify to be a member of the Conflicts Committee as soon as reasonably practicable.

     Section 9.03 Regular Meetings.

     The Board shall meet at least quarterly, and a regular meeting of the Board shall be held without notice other than this Section 9.03 immediately after, and at the same place as, the annual meeting referred to in Section 9.02. The Board may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

     Section 9.04 Special Meetings.

     A special  meeting of the Board may be called at any time at the request of
(a) the Chairman of the Board or (b) any two Directors.

     Section 9.05 Notice.

     Written notice of all regular meetings of the Board must be given to all Directors at least 10 Days prior to the regular meeting of the Board and one Business Day prior to any special meeting of the Board. All notices and other communications to be given to Directors shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service or three days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, delivered by electronic mail or when received in the form of a facsimile, and shall be directed to the address or facsimile number as such Director shall designate by notice to the Company. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the Directors are present or if those not present waive notice of the meeting either before or after such meeting.

     Section 9.06 Action by Consent of Board.

     Except as otherwise required by Applicable Law, all decisions of the Board shall require the affirmative vote of a majority of the Directors present at a meeting at which a quorum, as described in Section 9.08, is present. To the extent permitted by Applicable Law, the Board may act without a meeting so long as all Directors shall have executed a written consent with respect to any Board action taken in lieu of a meeting.

     Section 9.07 Conference Telephone Meetings.

     Directors or members of any committee of the Board may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     Section 9.08 Quorum.

      A majority of Directors, present in person or participating in accordance with Section 9.07, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time without further notice. The Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

     Section 9.09 Vacancies; Increases in the Number of Directors.

     Unless otherwise provided in this Agreement, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or a sole remaining Director; and any Director so chosen shall hold office until the next annual election and until his successor shall be duly elected and shall qualify, unless sooner displaced.

     Section 9.10 Committees.

     (a) The Board may establish committees of the Board and may delegate certain of its responsibilities to such committees.

     (b) At such time as the Board determines appropriate, but in no event later than the date of the Partnership's initial public offering, the Board shall establish an audit committee comprised of three Directors, all of whom shall be Independent Directors. Such audit committee shall establish a written audit committee charter in accordance with the rules of the securities exchange upon which the Partnership's securities are listed, if applicable.

     (c) The Board shall have a Conflicts Committee. At the request of the Board, the Conflicts Committee may review, and approve or disapprove, transactions in which a potential conflict of interest exists or arises between the Company or any of its Affiliates, on the one hand, and the Partnership, any Group Member, any Partner or Assignee (as defined in the Partnership Agreement), on the other hand, all in accordance with the applicable provisions of the Partnership Agreement. Any matter approved by the Conflicts Committee in the manner provided for in the Partnership Agreement shall be conclusively deemed to be fair and reasonable to the Partnership, and not a breach by the Company of any fiduciary or other duties owed to the Partnership by the Company.

     (d) A majority of any committee may determine its action and fix the time and place of its meetings unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 9.05. The Board shall have the power at any time to fill vacancies in, or to change the membership of, any committee, or to dissolve any such committee other than the Conflicts Committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not Directors; provided, however, that no such committee shall have or may exercise any authority of the Board.

     Section 9.11 Removal.

     Any Director or the entire Board may be removed, with or without cause, by the holders of a Majority Interest then entitled to vote at an election of Directors.

                                   ARTICLE X.
                                    OFFICERS

     Section 10.01 Elected Officers.

     The executive officers of the Company shall serve at the pleasure of the Board. Such officers shall have the authority and duties delegated to each of them, respectively, by the Board from time to time. The elected officers of the Company shall be a Chairman of the Board, a President, a Secretary, a Treasurer, and such other officers (including, without limitation, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents) as the Board from time to time may deem proper. The Chairman of the Board shall be chosen from among the Directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article X. The Board or any committee thereof may from time to time elect such other officers (including one or more Vice Presidents, Controllers, Assistant Secretaries and Assistant Treasurers) as may be necessary or desirable for the conduct of the business of the Company. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in this Agreement or as may be prescribed by the Board or such committee, as the case may be.

     Section 10.02 Election and Term of Office.

     The officers of the Company shall be elected annually by the Board at the regular meeting of the Board held after the annual meeting referred to in
Section 9.02. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until such person's successor shall have been duly elected and shall have qualified or until such person's death or until he shall resign or be removed pursuant to Section 10.08.

     Section 10.03 Chairman of the Board; Chief Executive Officer.

     The Chairman of the Board shall preside at all meetings of the Members and the Board and shall be the Chief Executive Officer of the Company. The Chairman of the Board shall be responsible for the general management of the affairs of the Company and shall perform all duties incidental to such person's office which may be required by law and all such other duties as are properly required of him by the Board. He shall make reports to the Board and the Members and shall see that all orders and resolutions of the Board and of any committee thereof are carried into effect. The Directors also may elect a Vice-Chairman to act in the place of the Chairman upon his or her absence or inability to act.

     Section 10.04 President; Chief Operating Officer.

     The President shall act as the Chief Operating Officer of the Company and shall assist the Chairman of the Board in the administration and operation of the Company's business and general supervision of its policies and affairs. The President, if he is also a director, shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of the Members and the Board.

     Section 10.05 Vice Presidents.

     Each  Executive  Vice  President  and Senior  Vice  President  and any Vice
President shall have such powers and shall perform such duties as shall be assigned to him by the Board.

     Section 10.06 Treasurer.

     (a) The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Company to be deposited in such banks as may be authorized by the Board, or in such banks as may be designated as depositories in the manner provided by resolution of the Board. The Treasurer shall, in general, perform all duties incident to the office of the Treasurer and shall have such further powers and duties and shall be subject to such directions as may be granted or imposed from time to time by the Board.

     (b) Assistant Treasurers shall have such of the authority and perform such of the duties of the Treasurer as may be provided in this Agreement or assigned to them by the Board or the Treasurer. Assistant Treasurers shall assist the Treasurer in the performance of the duties assigned to the Treasurer, and in assisting the Treasurer, each Assistant Treasurer shall for such purpose have the powers of the Treasurer. During the Treasurer's absence or inability, the

Secretary's authority and duties shall be possessed by such Assistant Treasurer or Assistant Treasurers as the Board may designate.

     Section 10.07 Secretary.

     (a) The Secretary shall keep or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board, the committees of the Board and the Members. The Secretary shall see that all notices are duly given in accordance with the provisions of this Agreement and as required by law; shall be custodian of the records and the seal of the Company and affix and attest the seal to all documents to be executed on behalf of the Company under its seal; and shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Board.

     (b) Assistant Secretaries shall have such of the authority and perform such of the duties of the Secretary as may be provided in this Agreement or assigned to them by the Board or the Secretary. Assistant Secretaries shall assist the Secretary in the performance of the duties assigned to the Secretary, and in assisting the Secretary, each Assistant Secretary shall for such purpose have the powers of the Secretary. During the Secretary's absence or inability, the Secretary's authority and duties shall be possessed by such Assistant Secretary or Assistant Secretaries as the Board may designate.

     Section 10.08 Removal.

     Any officer elected, or agent appointed, by the Board may be removed by the affirmative vote of a majority of the Board whenever, in their judgment, the best interests of the Company would be served thereby. No elected officer shall have any contractual rights against the Company for compensation by virtue of such election beyond the date of the election of such person's successor, such person's death, such person's resignation or such person's removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

     Section 10.09 Vacancies.

     A newly created elected office and a vacancy in any elected office because of death, resignation or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board.

                                  ARTICLE XI.
                                 MEMBER MEETINGS

     Section 11.01 Meetings.

     Except as otherwise provided in this Agreement, all acts of the Members to be taken hereunder shall be taken in the manner provided in this Article XI. An annual meeting of the Members for the transaction of such business as may properly come before the meeting shall be held at such time and place as the Board shall specify in the notice of the meeting, which shall be delivered to each Member at least 10 and not more than 60 days prior to such meeting. Special meetings of the Members may be called by the Board or by any Member. A Member shall call a meeting by delivering to the Board one or more requests in writing stating that the signing Member wishes to call a meeting and indicating the general or specific purposes for which the meeting is to be called.

     Section 11.02 Notice of a Meeting.

     Notice of a meeting called pursuant to Section 11.01 shall be given to the Members in writing by mail or other means of written communication in accordance with Section 9.05. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication. Attendance of a Member at a meeting shall constitute a waiver of notice of such meeting, except where a Member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 11.03 Quorum; Voting Requirement.

     The presence, in person or by proxy, of a Majority Interest shall constitute a quorum for the transaction of business by the Members. The affirmative vote of a Majority Interest present at a meeting at which a quorum is present shall constitute a valid decision of the Members.

     Section 11.04 Action by Consent of Members.

     Any action that may be taken at a meeting of the Members may be taken without a meeting if an approval in writing setting forth such action is signed by the Members holding a Majority Interest.

                                  ARTICLE XII.
                          INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, EMPLOYEES AND AGENTS

     Section 12.01 Indemnification.

     (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 12.01, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 12.01 shall be made only out of the assets of the Company.

     (b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 12.01(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 12.01.

     (c) The indemnification provided by this Section 12.01 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

     (d) The Company may purchase and maintain insurance on behalf of the Company, its Affiliates and such other Persons as the Company shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Company's activities or such Person's activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

     (e) For purposes of this Section 12.01, the Company shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Company also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 12.01(a); and action taken or omitted by the Indemnitee with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Company.

     (f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 12.01 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     (g) The provisions of this Section 12.01 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

     (h) No amendment, modification or repeal of this Section 12.01 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Company, nor the obligations of the Company to indemnify any such Indemnitee under and in accordance with the provisions of this Section 12.01 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section 12.02 Liability of Indemnitees.

     (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Company or any other Persons who have acquired interests in the Company, for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was criminal.

     (b) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Company, such Indemnitee acting in connection with the Company's business or affairs shall not be liable to the Company or to any Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise modify the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Indemnitee.

     (c) Any amendment, modification or repeal of this Section 12.02 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Company, and the Company's directors, officers and employees under this Section 12.02 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section 12.03 Standards of Conduct and Fiduciary Duties.

     (a) In causing the Company to make a determination or take or decline to take any action, unless another express standard is provided for in this Agreement, an Indemnitee shall act in good faith and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or under the Act or any other law, rule or regulation. In order for a determination or other action affecting the Company to be in "good faith" for purposes of this Agreement, an Indemnitee must believe that the determination or other action is in the best interests of the Company.

     (b) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any Member, an Indemnitee acting under this Agreement shall not be liable to the Company or to any Member for its good faith reliance on the provisions this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnitee.

                                 ARTICLE XIII.
                                      TAXES

     Section 13.01 Tax Returns.

     The Tax Matters Officer (as defined below) of the Company shall prepare and timely file (on behalf of the Company) all federal, state and local tax returns required to be filed by the Company. Each Member shall furnish to the Company all pertinent information in its possession relating to the Company's operations that is necessary to enable the Company's tax returns to be timely prepared and filed. The Company shall bear the costs of the preparation and filing of its returns.

     Section 13.02 Tax Elections.

     (a) The Company shall make the following elections on the appropriate tax returns:

          (i) to adopt as the Company's fiscal year the calendar year;

          (ii) to adopt the accrual method of accounting;

          (iii) if a  distribution  of the  Company's  property as  described in
     Section 734 of the Code occurs or upon a transfer of Membership Interest as described in Section 743 of the Code occurs, on request by notice from any Member, to elect, pursuant to Section 754 of the Code, to adjust the basis of the Company's properties; and

          (iv) any other election the Board may deem appropriate.

     (b) Neither the Company nor any Member shall make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law and no provision of this Agreement (including Section 2.07) shall be construed to sanction or approve such an election.

     Section 13.03 Tax Matters Officer.

     (a) QRC shall act as the "tax matters  partner" of the Company  pursuant to
Section 6231(a)(7) of the Code (the "Tax Matters Officer"). The Tax Matters Officer shall take such action as may be necessary to cause to the extent possible each Member to become a "notice partner" within the meaning of Section 6223 of the Code. The Tax Matters Officer shall inform each Member of all significant matters that may come to its attention in its capacity as Tax Matters Officer by giving notice thereof on or before the fifth Business Day after becoming aware thereof and, within that time, shall forward to each Member copies of all significant written communications it may receive in that capacity.

     (b) The Tax Matters Officer shall take no action without the authorization of the Board, other than such action as may be required by Applicable Law. Any cost or expense incurred by the Tax Matters Officer in connection with its duties, including the preparation for or pursuance of administrative or judicial proceedings, shall be paid by the Company.

     (c) The Tax Matters Officer shall not enter into any extension of the period of limitations for making assessments on behalf of the Members without first obtaining the consent of the Board. The Tax Matters Officer shall not bind any Member to a settlement agreement without obtaining the consent of such Member. Any Member that enters into a settlement agreement with respect to any Company item (as described in Section 6231(a)(3) of the Code) shall notify the other Members of such settlement agreement and its terms within 90 Days from the date of the settlement.

     (d) No Member shall file a request pursuant to Section 6227 of the Code for an administrative adjustment of Company items for any taxable year without first notifying the other Members. If the Board consents to the requested adjustment, the Tax Matters Officer shall file the request for the administrative adjustment on behalf of the Members. If such consent is not obtained within 30 Days from such notice, or within the period required to timely file the request for administrative adjustment, if shorter, any Member may file a request for administrative adjustment on its own behalf. Any Member intending to file a petition under Sections 6226, 6228 or other Section of the Code with respect to any item involving the Company shall notify the other Members of such intention and the nature of the contemplated proceeding. In the case where the Tax Matters Officer is intending to file such petition on behalf of the Company, such notice shall be given within a reasonable period of time to allow the Members to participate in the choosing of the forum in which such petition will be filed.

     (e) If any Member intends to file a notice of inconsistent  treatment under
Section 6222(b) of the Code, such Member shall give reasonable notice under the circumstances to the other Members of such intent and the manner in which the Member's intended treatment of an item is (or may be) inconsistent with the treatment of that item by the other Members.

                                  ARTICLE XIV.
                   BOOKS, RECORDS, REPORTS, AND BANK ACCOUNTS

     Section 14.01 Maintenance of Books.

     (a) The Board shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the Members, appropriate registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Company.

     (b) The books of account of the Company shall be (i) maintained on the basis of a fiscal year that is the calendar year, (ii) maintained on an accrual basis in accordance with GAAP, consistently applied and (iii) audited by the Certified Public Accountants at the end of each calendar year.

     Section 14.02 Reports.

     With respect to each calendar year, the Board shall prepare, or cause to be prepared, and deliver, or cause to be delivered, to each Member:

     (a) Within 120 Days after the end of such calendar year, a profit and loss statement and a statement of cash flows for such year, a balance sheet and a statement of each Member's Capital Account as of the end of such year, together with a report thereon of the Certified Public Accountants; and

     (b) Such federal, state and local income tax returns and such other accounting, tax information and schedules as shall be necessary for the preparation by each Member on or before June 15 following the end of each calendar year of its income tax return with respect to such year.

     Section 14.03 Bank Accounts.

     Funds of the Company shall be deposited in such banks or other depositories as shall be designated from time to time by the Board. All withdrawals from any such depository shall be made only as authorized by the Board and shall be made only by check, wire transfer, debit memorandum or other written instruction.

                                  ARTICLE XV.
               DISSOLUTION, WINDING-UP, TERMINATION AND CONVERSION

     Section 15.01 Dissolution.

     (a) The Company shall dissolve and its affairs shall be wound up on the first to occur of the following events (each a "Dissolution Event"):

          (i) the unanimous consent of the Members; or

          (ii) entry of a decree of judicial  dissolution  of the Company  under
     Section 18-802 of the Act; or

          (iii) at any time there are no Members of the Company, unless the Company is continued in accordance with the Act or this Agreement.

     (b) No other event shall cause a dissolution of the Company.

     (c) Upon the occurrence of any event that causes there to be no Members of the Company, to the fullest extent permitted by law, the personal representative of the last remaining Member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such Member in the Company, agree in writing (i) to continue the Company and
(ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute Member of the Company, effective as of the occurrence of the event that terminated the continued membership of such Member in the Company.

     (d) Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member shall not cause such Member to cease to be a member of the Company and, upon the occurrence of such an event, the Company shall continue without dissolution.

     Section 15.02 Winding-Up and Termination.

     (a) On the occurrence of a Dissolution Event, the Board shall act as liquidator. The liquidator shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of winding up shall be borne as a Company expense. Until final distribution, the liquidator shall continue to operate the Company properties with all of the power and authority of the Members. The steps to be accomplished by the liquidator are as follows:

          (i) as promptly as possible after dissolution and again after final winding up, the liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company's assets, liabilities, and operations through the last Day of the month in which the dissolution occurs or the final winding up is completed, as applicable;

          (ii) the liquidator shall discharge from Company funds all of the debts, liabilities and obligations of the Company (including all expenses incurred in winding up or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash escrow fund for contingent, conditional and unmatured liabilities in such amount and for such term as the liquidator may reasonably determine); and

          (iii) all remaining assets of the Company shall be distributed to the Members as follows:

               (A) the liquidator may sell any or all Company property, including to Members, and any resulting gain or loss from each sale shall be computed and allocated to the Capital Accounts of the Members in accordance with the provisions of Article VIII;

               (B) with respect to all Company property that has not been sold, the fair market value of that property shall be determined and the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in property that has not been reflected in the Capital Accounts previously would be allocated among the Members if there were a taxable disposition of that property for the fair market value of that property on the date of distribution; and

               (C) Company property (including cash) shall be distributed among the Members in accordance with Section 8.02; and, to the extent practicable, those distributions shall be made by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, 90 Days after the date of the liquidation).

     (b) The distribution of cash or property to a Member in accordance with the provisions of this Section 15.02 constitutes a complete return to the Member of its Capital Contributions and a complete distribution to the Member of its Membership Interest and all the Company's property and constitutes a compromise to which all Members have consented pursuant to Section 18-502(b) of the Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

     Section 15.03 Deficit Capital Accounts.

     No Member will be required to pay to the Company, to any other Member or to any third party any deficit balance that may exist from time to time in the Member's Capital Account.

     Section 15.04 Certificate of Cancellation.

     On completion of the distribution of Company assets as provided herein, the Members (or such other Person or Persons as the Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to Section 2.05, and take such other actions as may be necessary to terminate the existence of the Company. Upon the filing of such certificate of cancellation, the existence of the Company shall terminate (and the Term shall end), except as may be otherwise provided by the Act or by Applicable Law.

                                  ARTICLE XVI.
                               GENERAL PROVISIONS

     Section 16.01 Offset.

     Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

     Section 16.02 Notices.

     Except as otherwise provided with respect to the annual meeting of the Limited Partners pursuant to Section 9.02, all notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given upon delivery of such notice:

      To the Company:

      Quest Midstream GP, LLC
      9520 North May, Suite 300
      Oklahoma City, Oklahoma 73120
      Attn:President

      To AOP:

      Alerian Opportunity Advisors II LLC
      45 Rockefeller Plaza, Suite 2000
      New York, NY 10111
      Attn: Gabriel Hammond

      To Swank:

      Swank Capital, LLC
      Oak Lawn Ave, Suite 650
      Dallas, TX 75219
      Attn: Jerry V. Swank

     Section 16.03 Entire Agreement; Superseding Effect.

     This Agreement and the Investors' Rights Agreement constitute the entire agreement of the Members relating to the Company and the transactions contemplated hereby, and supersedes all provisions and concepts contained in all prior contracts or agreements between the Members with respect to the Company, whether oral or written.

     Section 16.04 Effect of Waiver or Consent.

     Except as otherwise provided in this Agreement, a waiver or consent, express or implied, to or of any breach or default by any Member in the performance by that Member of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Member of the same or any other obligations of that Member with respect to the Company. Except as otherwise provided in this Agreement, failure on the part of a Member to complain of any act of any Member or to declare any Member in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Member of its rights with respect to that default until the applicable statute-of-limitations period has run.

     Section 16.05 Amendment or Restatement.

     This Agreement or the Delaware Certificate may be amended or restated only by a written instrument approved by the Conflicts Committee and executed (or, in the case of the Delaware Certificate, approved) by a Majority Interest.

     Section 16.06 Binding Effect.

     Subject to the restrictions on Transfers set forth in this Agreement, this Agreement is binding on and shall inure to the benefit of the Members and their respective successors and permitted assigns.

     Section 16.07 Governing Law; Severability.

      THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and any mandatory, non-waivable provision of the Act, such provision of the Act shall control. If any provision of the Act may be varied or superseded in a limited liability company agreement (or otherwise by agreement of the members or managers of a limited liability company), such provision shall be deemed superseded and waived in its entirety if this Agreement contains a provision addressing the same issue or subject matter. If any provision of this Agreement or the application thereof to any Member or circumstance is held invalid or unenforceable to any extent,
(a) the remainder of this Agreement and the application of that provision to other Members or circumstances is not affected thereby, and (b) the Members shall negotiate in good faith to replace that provision with a new provision that is valid and enforceable and that puts the Members in substantially the same economic, business and legal position as they would have been in if the original provision had been valid and enforceable.

     Section 16.08 Further Assurances.

     In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

     Section 16.09 Waiver of Certain Rights.

     Each Member irrevocably waives any right it may have to maintain any action for dissolution of the Company or for partition of the property of the Company.

     Section 16.10 Counterparts.

      This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     Section 16.11 Jurisdiction.

     Any and all Claims arising out of, in connection with or in relation to (i) the interpretation, performance or breach of this Agreement, or (ii) any relationship before, at the time of entering into, during the term of, or upon or after expiration or termination of this Agreement, between the parties hereto, shall be brought in any court of competent jurisdiction in the State of Delaware. Each party hereto unconditionally and irrevocably consents to the jurisdiction of any such court over any Claims and waives any objection that such party may have to the laying of venue of any Claims in any such court.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Members have executed this Agreement as of the date first set forth above.

                              MEMBERS:


                              QUEST RESOURCE CORPORATION

                              By:   /s/ Jerry D. Cash
                                    --------------------------
                                    Jerry D. Cash
                                    Chief Executive Officer



                              ALERIAN OPPORTUNITY PARTNERS IV, LP

                              By:  Alerian Opportunity Advisors IV LLC,  its
                                      general partner


                              By:   /s/ Gabriel Hammond
                                    --------------------------
                                    Gabriel Hammond
                                    Managing Member

                              SWANK MLP CONVERGENCE FUND, LP

                              By:  Swank Energy Income Advisors, L.P.
                                   its general partner

                              By:  Swank Capital, LLC
                                   its general partner

                              By:  /s/ Jerry V. Swank
                                   ----------------------
                                   Jerry V. Swank
                                   Manager

                              SWANK INVESTMENT PARTNERS, LP

                              By:  Swank Energy Income Advisors, L.P.
                                   its general partner

                              By:  Swank Capital, LLC
                                   its general partner

                              By:  /s/ Jerry V. Swank
                                   ----------------------
                                   Jerry V. Swank
                                   Manager

                              THE CUSHING MLP OPPORTUNITY FUND I, LP

                              By:  Carbon County Partners I, LP
                                   its general partner

                              By:  Carbon County GP I, LLC
                                   its general partner

                              By:  /s/ Jerry V. Swank
                                   ----------------------
                                   Jerry V. Swank
                                   Manager

                              THE CUSHING GP STRATEGIES FUND, LP

                              By:  Carbon County Partners I, LP
                                   its general partner

                              By:  Carbon County GP I, LLC
                                   its general partner

                              By:  /s/ Jerry V. Swank
                                   ----------------------
                                   Jerry V. Swank
                                   Manager

                                    EXHIBIT A


Member                                 Number     Effective Capital Contribution
                                     of Units
                                       Held

Quest Resource Corporation                850          $1,000 and a 2.64%
                                                       member interest in
                                                   Bluestem Pipeline, LLC
                                                  with an agreed value of
                                                               $3,700,000
Alerian Opportunity  Partners IV, LP       75                         $75
Swank MLP Convergence Fund, LP             30                         $30
Swank Investment Partners, LP               5                          $5
The Cushing MLP Opportunity  Fund I, LP    10                         $10
The Cushing GP Strategies Fund, LP         30                         $30
                                           --                         ---
             Total:                      1000                  $3,701,150





                                   Exhibit A